Basis of presentation and assets held for sale	12 Months Ended
Dec. 31, 2019
Basis of presentation and assets held for sale
Basis of presentation and assets held for sale

Note 3—Basis of presentation and assets held for sale

Discontinued operations

In December 2018, the Company announced an agreement to divest 80.1 percent of its Power Grids business to Hitachi Ltd. (Hitachi) valuing the business at $11 billion. The business also includes certain real estate properties which were previously reported within Corporate and Other as the Company primarily manages real estate assets centrally as corporate assets. As a result, this business, along with the related real estate assets previously included in Corporate and Other, have been reported as discontinued operations. The divestment is expected to be completed at the end of the second quarter of 2020, following the receipt of customary regulatory approvals as well as the completion of certain legal entity reorganizations expected to be completed before the sale.

As this planned divestment represents a strategic shift that will have a major effect on the Company’s operations and financial results, the results of operations for this business have been presented as discontinued operations and the assets and liabilities are reflected as held-for-sale for all periods presented. In addition, amounts relating to stranded corporate costs have been separately disclosed as a component of Corporate and Other (see Note 23). Stranded costs represent overhead and other management costs which were previously included in the measure of segment profit (Operational EBITA) for the former Power Grids operating segment but are not directly attributable to the discontinued operation and thus do not qualify to be recorded as part of income from discontinued operations.

Operating results of the discontinued operations are summarized as follows:

($ millions)	2019	2018	2017
Total revenues	9,037	9,698	10,028
Total cost of sales	(6,983)	(7,378)	(7,501)
Gross profit	2,054	2,320	2,527
Expenses	(1,394)	(1,326)	(1,376)
Income from operations	660	994	1,152
Net interest and other finance expense	(61)	(55)	(42)
Non-operational pension (cost) credit	5	12	9
Income from discontinued operations before taxes	605	951	1,119
Provision for taxes	(167)	(228)	(273)
Income from discontinued operations, net of tax	438	723	846

Of the total Income from discontinued operations before taxes in the table above, $566 million, $874 million and $1,034 million in 2019, 2018 and 2017, respectively, are attributable to the Company, while the remainder is attributable to noncontrolling interests.

Income from discontinued operations before taxes excludes the stranded costs previously allocated to the Power Grids operating segment. As a result, $225 million, $297 million and $286 million, for 2019, 2018 and 2017, respectively, of allocated overhead and other management costs which were previously included in the measure of segment profit for the Power Grids operating segment are now reported as part of Corporate and Other. In the table above, Net interest and other finance expense in 2019, 2018 and 2017 includes $44 million, $43 million and $33 million, respectively, of interest expense which has been recorded on an allocated basis in accordance with the Company’s accounting policy election. In addition, as required by U.S. GAAP, subsequent to December 17, 2018, the Company has not recorded depreciation or amortization on the property, plant and equipment and intangible assets reported as discontinued operations. In 2018 and 2017, respectively, a total of $258 million and $265 million of depreciation and amortization expense was recorded for such assets. In 2019 and 2018, Income from discontinued operations before taxes includes $28 million and $18 million, respectively, for costs incurred to execute the transaction.

Included in the reported Total revenues of the Company for 2019, 2018 and 2017 are revenues for sales from the Company’s operating segments to the Power Grids business of $213 million, $243 million and $263 million, respectively, which represent intercompany transactions that, prior to Power Grids being classified as a discontinued operation, were eliminated in the Company’s Consolidated Financial Statements (see Note 23).

The major components of the assets and liabilities which are classified as held for sale and in discontinued operations in the Company’s Consolidated Balance Sheets are summarized as follows:

	December 31,
($ in millions)	2019	2018
Receivables, net	2,541	2,377
Contract assets	1,243	1,236
Inventories, net	1,667	1,457
Property, plant and equipment, net	1,754	—
Goodwill	1,631	—
Other current assets	1,004	94
Current assets held for sale and in discontinued operations	9,840	5,164

Property, plant and equipment, net	—	1,477
Goodwill	—	1,620
Other non-current assets	—	330
Non-current assets held for sale and in discontinued operations	—	3,427

Accounts payable, trade	1,722	1,732
Contract liabilities	1,121	998
Pension and other employee benefits	419	—
Other current liabilities	1,984	1,455
Current liabilities held for sale and in discontinued operations	5,246	4,185

Pension and other employee benefits	—	268
Other non-current liabilities	—	161
Non-current liabilities held for sale and in discontinued operations	—	429

Planned business divestments classified as held for sale

The Company classifies its long-lived assets or disposal groups to be sold as held for sale in the period in which all of the held for sale criteria are met. The Company initially measures a long-lived asset or disposal group that is classified as held for sale at the lower of its carrying value or fair value less any costs to sell. Any resulting loss is recognized in the period in which the held for sale criteria are met, while gains are not recognized on the sale of a long-lived asset or disposal group until the date of sale. The Company assesses the fair value of a long-lived asset or disposal group less any costs to sell at each reporting period and until the asset or disposal group is no longer classified as held for sale.

During 2019, the Company reached an agreement to sell its solar inverters business to FIMER S.p.A. for no consideration. Under the agreement the Company is obligated to transfer cash on the closing date and make additional cash payments to the purchaser through 2025. At December 31, 2019, a total of EUR 266 million ($299 million) is estimated to be due to the buyer. As a result, in 2019, the Company recorded a loss, of $421 million in “Other income (expense), net”, representing the excess of the carrying value over the estimated fair value of this business. The carrying value at December 31, 2019, includes a loss arising from the cumulative translation adjustment of $99 million.

The fair value is based on the estimated current market values using Level 3 inputs, considering the agreed-upon sale terms with the buyer. The solar inverters business, which includes the solar inverter business acquired as part of the Power-One acquisition in 2013, is part of the Company’s Electrification operating segment.

The estimated loss is based on current exchange rates and net assets of the business. Any changes to these factors through to the closing date of the transaction will result in adjustments to the loss recognized on the planned sale.

The divestment is expected to be completed in the first quarter of 2020.

As this planned divestment does not qualify as a discontinued operation, the results of operations for this business are included in the Company’s continuing operations for all periods presented. The assets and liabilities of this business are shown as assets and liabilities held for sale in the Company’s Consolidated Balance Sheet at December 31, 2019. The carrying amounts of the major classes of assets and liabilities held for sale relating to this planned divestment are as follows:

($ in millions)	December 31, 2019
Assets
Receivables, net	70
Inventories, net	127
Property, plant and equipment, net	69
Other intangible assets, net	27
Other assets	26
Valuation allowance on assets held for sale	(319)
Current assets held for sale	—

Liabilities
Accounts payable, trade	86
Contract liabilities	59
Provisions for warranties	108
Other liabilities	49
Fair value adjustment on disposal group	102
Current liabilities held for sale	404
Including the above loss of $421 million in 2019, Income from continuing operations before taxes includes net losses of $490 million, from the solar inverters business. In 2018, net losses of $94 million from this business were included in Income from continuing operations before taxes.

Reclassifications and other changes

Changes in presentation and disclosure relating to the adoption of new accounting pronouncements

Improving the presentation of net periodic pension cost and net periodic postretirement benefit cost

In January 2018, the Company adopted an accounting standard update which changes how employers that sponsor defined benefit pension plans and other postretirement plans present net periodic benefit cost in the income statement. As a result, the Company now presents the total Non-operational pension cost/credit as a total outside of income from operations. The components of Non-operational pension cost/credit are summarized in Note 17. The amounts disclosed for 2017 were previously included as a component of income from operations.